                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               NOVEMBER 14, 1995
                Date of Report (Date of earliest event reported)


                               NBD BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-7127                     38-1984850
 --------------------------       -------------             -----------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)


                  611 WOODWARD AVENUE, DETROIT, MICHIGAN 48226



      Registrant's telephone number, including area code : (313) 225-1000

Item 5.  Other Events

Reference is made to the Current Report on Form 8-K filed by the Registrant on July 19, 1995, announcing the signing of a definitive agreement pursuant to which First Chicago Corporation ("First Chicago"), a $72 billion-asset bank holding company headquartered in Chicago, Illinois, would merge with and into NBD Bancorp, Inc., and to the Current Reports on Form 8-K filed by the registrant on July 21, 1995 and August 15, 1995, in which was filed certain First Chicago historical financial information and certain pro forma financial information reflecting the proposed merger.

Item 7.  Financial Statements and Exhibits

         The following documents are filed as a part of this Report:

         (a)     Financial Statements of Business Acquired

                 The following financial statements of First Chicago Corporation and subsidiaries:

                 Consolidated Interim Balance Sheet - September 30, 1995 and 1994 (Unaudited)

                 Consolidated Interim Statement of Income - Three and Nine Months Ended September 30, 1995 and 1994 (Unaudited)

                 Consolidated Interim Statement of Changes to Stockholders' Equity - Nine Months Ended September 30, 1995 and 1994 (Unaudited)

                 Consolidated Interim Statement of Cash Flows - Nine Months Ended September 30, 1995 and 1994 (Unaudited)

                 Notes to Consolidated Interim Financial Statements (Unaudited)

         (b)     Pro Forma Financial Information

                 The following pro forma condensed combined financial statements (unaudited) of NBD Bancorp, Inc. and subsidiaries reflecting the proposed merger with First Chicago Corporation:

                 Pro Forma Condensed Combined Balance Sheet - September 30, 1995 (Unaudited)

                 Pro Forma Condensed Combined Statement of Income - Nine Months Ended September 30, 1995 and 1994 (Unaudited)

                 Notes to Pro Forma Condensed Combined Financial Statements (Unaudited)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  NBD BANCORP, INC.




                                                  By: /s/    DANIEL T. LIS
                                                     --------------------------
                                                      Daniel T. Lis
                                                      Senior Vice President,
                                                      Secretary and Chief Legal
                                                      Officer



Dated: November 14, 1995

FIRST CHICAGO CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET


                                                                                          September 30   December 31   September 30
(Dollars in millions)                                                                          1995           1994          1994
                                                                                          ------------   -----------   ------------
ASSETS

Cash and due from banks--noninterest-bearing  . . . . . . . . . . . . . . . . . . .          $ 3,808        $ 4,265       $ 4,096
Due from banks--interest-bearing  . . . . . . . . . . . . . . . . . . . . . . . . .            9,633          8,066         7,827
Federal funds sold and securities under resale agreements . . . . . . . . . . . . .           14,034         13,302        13,804
Trading account assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,911          4,967         5,327
Derivative product assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,928          4,389         6,016
Investment securities (fair values--$2,217, $2,589, and $2,515, respectively) . . .            2,209          2,592         2,514
Loans (net of unearned income--$287, $297, and $270, respectively)  . . . . . . . .           27,663         25,947        23,817
Allowance for credit losses . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (743)          (723)         (683)
Premises and equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              785            665           659
Customers' acceptance liability . . . . . . . . . . . . . . . . . . . . . . . . . .              602            526           632
Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,917          1,904         1,738
                                                                                          ----------     ----------    ----------
         Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $75,747        $65,900       $65,747
                                                                                          ==========     ==========    ==========
LIABILITIES
Deposits
       Demand . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $ 6,585        $ 7,647       $ 7,217
       Savings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,413          7,448         7,426
       Time   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,757          5,149         4,602
       Foreign offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           13,480         11,422        10,425
                                                                                          ----------     ----------    ----------
         Total deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           33,235         31,666        29,670
Federal funds purchased and securities under repurchase agreements  . . . . . . . .           16,409         13,026        12,303
Other funds borrowed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            8,997          7,665         9,059
Long-term debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,274          2,271         2,272
Acceptances outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              602            526           632
Derivative product liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . .            7,562          4,097         5,539
Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,964          2,116         1,731
                                                                                          ----------     ----------    ----------
         Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           71,043         61,367        61,206
                                                                                          ----------     ----------    ----------

STOCKHOLDERS' EQUITY
Preferred stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              491            611           611
Common stock--$5 par value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              467            466           465
  Number of shares authorized--150,000,000
  Number of shares issued--93,479,339; 93,148,134; and 93,064,700, respectively
  Number of shares outstanding--88,308,227; 89,859,798; and 91,850,482, respectively
Surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,714          1,712         1,741
Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,313          1,905         1,788
Other adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1             (4)           (4)
                                                                                          ----------     ----------    ----------
         Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,986          4,690         4,601
Less treasury stock at cost--5,171,112; 3,288,336; and 1,214,218 shares, respectively            282            157            60
                                                                                          ----------     ----------    ----------
         Stockholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,704          4,533         4,541
                                                                                          ----------     ----------    ----------
         Total liabilities and stockholders' equity . . . . . . . . . . . . . . . .          $75,747        $65,900       $65,747
                                                                                          ==========     ==========    ==========

 FIRST CHICAGO CORPORATION AND SUBSIDIARIES
 CONSOLIDATED INCOME STATEMENT


                                                                               Three Months Ended    Nine Months Ended
                                                                                  September 30          September 30
                                                                               ------------------    -----------------
 (In millions, except per share data)                                          1995        1994       1995       1994
                                                                               ----        ----       ----       ----
 INTEREST INCOME

 Interest and fees on loans  . . . . . . . . . . . . . . . . . . . . .     $   594.5   $   476.9 $  1,792.8   $ 1,384.8
 Interest on bank balances . . . . . . . . . . . . . . . . . . . . . .         151.2        97.8      432.9       255.3
 Interest on federal funds sold and securities under resale
   agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         229.1       175.3      708.6       400.0
 Interest on trading account assets  . . . . . . . . . . . . . . . . .         138.1        76.0      328.9       191.8
 Interest on investment securities (including dividends) . . . . . . .          23.2        18.2       67.1        48.7
                                                                             -------     -------    -------     -------
      Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,136.1       844.2    3,330.3     2,280.6
                                                                             -------     -------    -------     -------

 INTEREST EXPENSE
 Interest on deposits  . . . . . . . . . . . . . . . . . . . . . . . .         353.6       203.9      989.3       540.7
 Interest on federal funds purchased and securities under repurchase
   agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         244.7       149.6      712.7       341.4
 Interest on other funds borrowed  . . . . . . . . . . . . . . . . . .         131.9       112.8      401.3       275.0
 Interest on long-term debt  . . . . . . . . . . . . . . . . . . . . .          44.9        43.5      136.8       125.7
                                                                             -------     -------    -------     -------
      Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         775.1       509.8    2,240.1     1,282.8
                                                                             -------     -------    -------     -------

 NET INTEREST INCOME . . . . . . . . . . . . . . . . . . . . . . . . .         361.0       334.4    1,090.2       997.8
 Provision for credit losses . . . . . . . . . . . . . . . . . . . . .         100.0        55.0      235.0       148.0
                                                                             -------     -------    -------      ------
 NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES . . . . . . . .         261.0       279.4      855.2       849.8
                                                                             -------     -------    -------     -------

 NONINTEREST INCOME
 Combined trading profits  . . . . . . . . . . . . . . . . . . . . . .          78.6        41.6      144.8        53.6
 Equity securities gains . . . . . . . . . . . . . . . . . . . . . . .          66.7        20.0      181.2       158.1
 Investment securities gains (losses)  . . . . . . . . . . . . . . . .            --        (2.2)        --        (1.1)
                                                                             -------     -------    -------     -------
   Market-driven revenue   . . . . . . . . . . . . . . . . . . . . . .         145.3        59.4      326.0       210.6
 Credit card fee revenue . . . . . . . . . . . . . . . . . . . . . . .         235.9       221.1      640.7       597.3
 Service charges and commissions . . . . . . . . . . . . . . . . . . .         113.9       112.8      337.3       318.3
 Fiduciary and investment management fees  . . . . . . . . . . . . . .          49.7        48.6      150.6       150.3
 Other income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14.2        13.2       62.2       109.3
                                                                             -------     -------    -------     -------
       Total   . . . . . . . . . . . . . . . . . . . . . . . . . . . .         559.0       455.1    1,516.8     1,385.8
                                                                             -------     -------    -------     -------

 NONINTEREST EXPENSE
 Salaries and employee benefits  . . . . . . . . . . . . . . . . . . .         249.4       225.1      710.6       645.4
 Occupancy expense of premises, net  . . . . . . . . . . . . . . . . .          41.4        32.0      115.7       102.5
 Equipment rentals, depreciation and maintenance . . . . . . . . . . .          29.2        35.1       93.0       120.7
 Other expense . . . . . . . . . . . . . . . . . . . . . . . . . . . .         182.5       199.2      549.0       567.9
                                                                             -------     -------    -------     -------
      Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         502.5       491.4    1,468.3     1,436.5
                                                                             -------     -------    -------     -------

 INCOME BEFORE INCOME TAXES  . . . . . . . . . . . . . . . . . . . . .         317.5       243.1      903.7       799.1
 Applicable income taxes . . . . . . . . . . . . . . . . . . . . . . .         110.3        89.3      314.0       282.8
                                                                             -------     -------     ------     -------

 NET INCOME  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 207.2     $ 153.8     $589.7     $ 516.3
                                                                             =======     =======     ======     =======

 NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS' EQUITY  . . . . . . .       $ 197.8     $ 143.8     $560.3     $ 474.2
                                                                             =======     =======     ======     =======
 EARNINGS PER SHARE
   NET INCOME-PRIMARY  . . . . . . . . . . . . . . . . . . . . . . . .         $2.18       $1.54      $6.16       $5.29
   NET INCOME-FULLY DILUTED.   . . . . . . . . . . . . . . . . . . . .         $2.12       $1.51      $6.00       $5.17


 FIRST CHICAGO CORPORATION AND SUBSIDIARIES
 CONSOLIDATED STATEMENT OF CHANGES TO STOCKHOLDERS' EQUITY


 Nine Months Ended September 30                        1995        1994
 (In millions, except per share data)               --------    ---------
 Stockholders' Equity
 Balance, beginning of period  . . . . . . .         $4,533      $4,264
  Net income   . . . . . . . . . . . . . . .            590         516
  Acquisition of Lake Shore Bancorp  . . . .             --         123
  Issuance of common stock   . . . . . . . .             15           8
  Issuance of treasury stock   . . . . . . .             37          23
  Treasury stock purchases   . . . . . . . .           (174)        (76)
  Redemption of preferred stock  . . . . . .           (120)       (150)
  Other  . . . . . . . . . . . . . . . . . .              5          (2)
                                                    -------     -------
                                                      4,886       4,706
  Cash dividends declared on preferred stock            (30)        (42)
  Cash dividends declared on common stock  .           (152)       (123)
                                                    -------     -------

                                       1995    1994
                                       ----    ----
  Rate per common share for period    $1.70   $1.40
 Balance, end of period  . . . . . . . . . .         $4,704      $4,541
                                                    =======     =======

 FIRST CHICAGO CORPORATION AND SUBSIDIARIES
 CONSOLIDATED STATEMENT OF CASH FLOWS

 Nine Months Ended September 30 (In millions)                                                     1995         1994
 --------------------------------------------                                                     ----         ----
 CASH FLOWS FROM OPERATING ACTIVITIES
 Net income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  590      $   516
 Adjustments to reconcile net income to net cash (used in) operating activities
   Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         122          131
   Provision for credit losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         235          148
   Equity securities gains . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (181)        (158)
   Net (increase) in net derivative product balances . . . . . . . . . . . . . . . . . . . .         (63)        (245)
   Net (increase) in trading account assets  . . . . . . . . . . . . . . . . . . . . . . . .      (2,859)        (776)
   Net (increase) in accrued income receivable . . . . . . . . . . . . . . . . . . . . . . .         (80)         (15)
   Net decrease in other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          87          111
   Interest income from Brazilian debt restructuring . . . . . . . . . . . . . . . . . . . .          (1)         (16)
   Other noncash adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (75)         (19)
                                                                                                  ------      -------
   Total adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,815)        (839)

 Net cash (used in) operating activities . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,225)        (323)
                                                                                                  ------      -------

 CASH FLOWS FROM INVESTING ACTIVITIES
 Net (increase) in federal funds sold and securities under resale agreements . . . . . . . .        (732)      (5,009)
 Purchase of investment securities--available for sale . . . . . . . . . . . . . . . . . . .      (1,484)        (769)
 Purchase of debt investment securities--held to maturity  . . . . . . . . . . . . . . . . .         (97)        (240)
 Purchase of venture capital investments . . . . . . . . . . . . . . . . . . . . . . . . . .        (319)        (100)
 Proceeds from maturities of debt securities--available for sale . . . . . . . . . . . . . .       1,224          695
 Proceeds from maturities of debt securities--held to maturity . . . . . . . . . . . . . . .         115          200
 Proceeds from sales of debt securities--available for sale  . . . . . . . . . . . . . . . .         167           82
 Proceeds from sales of equity securities--available for sale  . . . . . . . . . . . . . . .           1           48
 Proceeds from sales of venture capital investments  . . . . . . . . . . . . . . . . . . . .         906          257
 Net (increase) in credit card receivables . . . . . . . . . . . . . . . . . . . . . . . . .      (2,984)      (1,359)
 Credit card receivables securitized.  . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,286        2,000
 Net (increase) in loans of bank subsidiaries  . . . . . . . . . . . . . . . . . . . . . . .      (1,185)        (798)
 Loans made to customers and purchased from others by nonbank subsidiaries . . . . . . . . .        (271)        (436)
 Principal collected on and proceeds from sale of loans by nonbank subsidiaries  . . . . . .         273          470
 Loan recoveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          46           63
 Purchases of premises and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (205)        (127)
 Proceeds from sales of premises and equipment . . . . . . . . . . . . . . . . . . . . . . .          38           24
 Net cash and cash equivalents due to acquisitions . . . . . . . . . . . . . . . . . . . . .          --           44
                                                                                                  ------      -------
 Net cash (used in) investing activities . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,221)      (4,955)
                                                                                                  ------      -------

 CASH FLOWS FROM FINANCING ACTIVITIES
 Net (decrease) in demand and savings deposits . . . . . . . . . . . . . . . . . . . . . . .      (1,100)      (1,386)
 Net increase (decrease) in time deposits  . . . . . . . . . . . . . . . . . . . . . . . . .         608       (1,016)
 Net increase in deposits in foreign offices . . . . . . . . . . . . . . . . . . . . . . . .       2,014        2,993
 Net increase in federal funds purchased and securities under repurchase agreements  . . . .       3,383        3,998
 Proceeds from other funds borrowed  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     189,115      184,536
 Repayment of other funds borrowed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (187,835)    (181,392)
 Proceeds from issuance of long-term debt  . . . . . . . . . . . . . . . . . . . . . . . . .           3          203
 Repayment of long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (2)          (7)
 Net (decrease) in other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (242)        (197)
 Dividends paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (179)        (155)
 Proceeds from issuance of common stock. . . . . . . . . . . . . . . . . . . . . . . . . . .          17            8
 Payment for purchase of treasury stock  . . . . . . . . . . . . . . . . . . . . . . . . . .        (174)         (76)
 Redemption of preferred stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (121)        (150)
 Proceeds from reissuance of treasury stock  . . . . . . . . . . . . . . . . . . . . . . . .          19           12
                                                                                                  ------      -------
 Net cash provided by financing activities . . . . . . . . . . . . . . . . . . . . . . . . .       5,506        7,371
                                                                                                  ------      -------
 EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS  . . . . . . . . . . . . . . .          50         (123)
                                                                                                  ------      -------
 NET INCREASE IN CASH AND CASH EQUIVALENTS . . . . . . . . . . . . . . . . . . . . . . . . .       1,110        1,970
 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD  . . . . . . . . . . . . . . . . . . . . .      12,331        9,953
                                                                                                  ------      -------
 CASH AND CASH EQUIVALENTS AT END OF PERIOD  . . . . . . . . . . . . . . . . . . . . . . . .     $13,441      $11,923
                                                                                                 =======      =======


See Note 6 on page 7.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1

Although the interim amounts are unaudited, they do reflect all adjustments that, in the opinion of management, are necessary for a fair presentation of the results of operations for the interim periods. All such adjustments are of a normal, recurring nature. Because the results from commercial banking operations are so closely related and responsive to changes in economic conditions, fiscal policy and monetary policy, and because the results for the venture capital and trading portfolios are largely market-driven, the results for any interim period are not necessarily indicative of the results that can be expected for the entire year.

Note 2

The Corporation presents earnings per share on both a primary and a fully diluted basis. Primary earnings per share were computed by dividing net income, after deducting dividends on preferred stock, by the average number of common and common-equivalent shares outstanding during the period.

Common-equivalent shares consist of shares issuable under the Employee Stock Purchase and Savings Plan and outstanding stock options. Fully diluted shares also include the common shares that would result from the conversion of convertible preferred stock.

To compute fully diluted earnings per share, net income was reduced by preferred stock dividend requirements, except those related to convertible stock.

The net income, preferred stock dividends and shares used to compute primary and fully diluted earnings per share are presented in the following table.

                                                                                     Nine Months Ended
 (In millions)                                                                          September 30
                                                                                    1995           1994
                                                                                    ----           ----
 PRIMARY
  Net income   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $589.7         $516.3
  Preferred stock dividends (1)  . . . . . . . . . . . . . . . . . . . . .            29.4           42.1
                                                                                   -------        -------
  Net income attributable to common
     stockholders' equity  . . . . . . . . . . . . . . . . . . . . . . . .          $560.3         $474.2
                                                                                   =======        =======
  Average number of common and
     common-equivalent shares  . . . . . . . . . . . . . . . . . . . . . .            90.9           89.7
                                                                                   =======        =======
 FULLY DILUTED
  Net income   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $589.7         $516.3
  Preferred stock dividends, excluding
     convertible Series B (1)  . . . . . . . . . . . . . . . . . . . . . .            20.8           33.5
                                                                                   -------        -------
  Fully diluted net income   . . . . . . . . . . . . . . . . . . . . . . .          $568.9         $482.8
                                                                                   =======        =======

  Average number of shares,
     assuming full dilution  . . . . . . . . . . . . . . . . . . . . . . .            94.8           93.5
                                                                                   =======        =======


(1) 1994 results include $4.5 million of additional preferred dividends representing a 3 percent premium over the $150 million stated value of the Corporation's Preferred Stock, Series D, that was redeemed on July 1, 1994.

Note 3

At September 30, 1995, credit card receivables aggregated $6.9 billion. These receivables are available for sale at face value through credit card securitization programs.

Note 4

The accelerated asset disposition portfolio was established in September 1992. Nonperforming assets in this portfolio totaled $23 million at September 30, 1995, compared with $37 million at year-end 1994 and $33 million a year ago.

Note 5

Effective January 1, 1995, the Corporation adopted Statement of Financial Accounting Standards (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures." SFAS No. 114 addresses the accounting for a loan when it is probable that all principal and interest amounts due will not be collected in accordance with its contractual terms. The Corporation generally identifies nonperforming loans as "impaired loans." Certain loans, such as loans carried at the lower-of-cost or market or small-balance homogeneous loans (e.g., credit card, installment credit), are exempt from SFAS No. 114 provisions.

On a quarterly basis, the Corporation identifies impaired loans and the extent to which such loans are impaired. Impairment is recognized to the extent the recorded investment of an impaired loan or pool of loans exceeds the calculated present value. For non-collateral dependent loans, the calculated present value is measured using a discounted cash flow approach. Loans having a significant recorded investment are measured on an individual basis while loans not having a significant recorded investment are grouped and measured on a pool basis. Collateral-dependent loans, primarily real estate, are separately measured for impairment by determining the fair value of the collateral less estimated costs to sell. Loans that are 90 days past due as to principal or interest and are not well secured and in the process of collection are considered nonaccrual. In some instances, such loans are not considered impaired if there is no anticipated loss of principal or interest. Such loans totaled $10 million at September 30, 1995.

The allocated reserve associated with impaired loans is considered in management's determination of the Corporation's allowance for credit losses. The adoption of this accounting standard did not have a significant effect on the Corporation's net income or its allowance for credit losses.

At September 30, 1995, the recorded investment in loans considered impaired under SFAS No. 114 was $123 million, which required a related allowance for credit losses of $26 million. An allowance was allocated to all impaired loans.

The Corporation retained its prior method of recognizing interest and applying cash payments received with respect to impaired loans. The average recorded investment in impaired loans was approximately $123 million for the quarter ended September 30, 1995, and $120 million year to date. The Corporation recognized interest income associated with impaired loans of $2 million during the third quarter and $6 million year to date.

In accordance with SFAS No. 114, a loan is classified as an in-substance foreclosure when the Corporation has effectively taken possession of the collateral. Loans of $15 million, which no longer qualify as in-substance foreclosures, were reclassified from other assets to loans as of January 1, 1995. Prior reporting periods were not restated since the amounts involved were not material.

Note 6

For purposes of the Statement of Cash Flows, cash and cash equivalents consist of cash and due from banks--noninterest-bearing and interest-bearing.

A venture capital investment of $96 million was transferred to trading account assets in the third quarter of 1995.

Loans of $4.2 million and $12.0 million were transferred to other real estate in the first nine months of 1995 and 1994, respectively.

Loans of $15 million were reclassified from other assets to loans as of January 1, 1995, as a result of the Corporation's adoption of SFAS No. 114. See Note 5 above for further information.

Note 7

The ratio of income to fixed charges for the nine months ended September 30, 1995, excluding interest on deposits was 1.7x, and including interest on deposits was 1.4x. The ratio has been computed on the basis of the total enterprise (as defined by the Securities and Exchange Commission) by dividing income before fixed charges and income taxes by fixed charges. Fixed charges consist of interest expense on all long- and short-term borrowings, excluding or including interest on deposits.

Note 8

The Corporation and NBD Bancorp, Inc. (NBD) entered into an Agreement and Plan of Merger, dated July 11, 1995, as amended, pursuant to which the Corporation will merge with and into NBD. The respective shareholders of the Corporation and NBD approved the merger at special meetings held by each company on October 20, 1995.

The combined company will be called First Chicago NBD Corporation (FCNBD). Subject to receiving all required regulatory approvals, management of the Corporation expects the merger to be completed on November 30, 1995.

Under terms of the transaction, the Corporation's shareholders will receive
1.81 shares of common stock of FCNBD in exchange for each share of the Corporation's common stock. Each share of NBD common stock will represent one share in FCNBD. In addition, each holder of the Corporation's preferred stock and depositary shares will be entitled to receive preferred stock or depositary shares, as applicable, with substantially similar terms, of FCNBD.

Shares of common stock of FCNBD will be listed on the New York Stock Exchange, the Chicago Stock Exchange and the Pacific Stock Exchange and trade under the symbol FCN.

Note 9

The Corporation and certain of its subsidiaries are defendants in various lawsuits, including certain class actions, arising out of normal corporate activities, and the Corporation has received certain tax deficiency assessments. Since the Corporation and certain of its subsidiaries, which are regulated by one or more federal and state regulatory authorities, also are the subject of numerous examinations and reviews by such authorities, the Corporation is and will be, from time to time, normally engaged in various disagreements with regulators, primarily related to banking matters. In the opinion of management and the Corporation's general counsel, the ultimate resolution of the matters referred to in this note will not have a material effect on the Corporation's consolidated financial statements.

                         FIRST CHICAGO NBD CORPORATION
                        PRO FORMA FINANCIAL INFORMATION

NBD Bancorp, Inc. (the "Corporation" or "NBD") and First Chicago Corporation ("First Chicago") entered into an Agreement and Plan of Merger dated as of July 11, 1995, as amended (the Merger Agreement), pursuant to which First Chicago will merge (the "Merger") with and into NBD. The name of the combined company will be First Chicago NBD Corporation ("FCNBD").

It is anticipated that the Merger will be accounted for as a pooling-of-interests and that it will be consummated on November 30, 1995. In November 1995 the Board of Governors of the Federal Reserve System approved the merger and in October 1995 shareholders of both First Chicago and NBD approved the merger in separate special meetings.

Pursuant to the Merger Agreement, each share of common stock of NBD will remain outstanding after the Merger and represent one share of FCNBD. At the effective time of the Merger, common stockholders of First Chicago will receive
1.81 shares of common stock of FCNBD in exchange for each outstanding share of First Chicago common stock.

At the effective time of the Merger, each share of First Chicago's outstanding preferred stock, and each outstanding depositary share, will be exchanged for one share of FCNBD preferred stock and one depositary share, respectively, with terms substantially identical to those of the existing First Chicago preferred stock and depositary shares, as appropriate.

In connection with the execution of the Merger Agreement, NBD granted First Chicago an option to purchase, under certain circumstances, up to 19.9 percent of NBD's outstanding shares of common stock. First Chicago also granted NBD an option to purchase, under certain circumstances, up to 19.9 percent of First Chicago's outstanding shares of common stock.

The following pro forma financial information giving effect to the Merger, accounted for as a pooling-of-interests, includes: (i) the unaudited pro forma condensed combined balance sheet as of September 30, 1995, and (ii) the unaudited pro forma condensed combined statements of income for the nine-month periods ended September 30, 1995 and 1994. The pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Corporation and First Chicago.

Effective January 7, 1995, NBD consummated its acquisition of the $910 million asset AmeriFed Financial Corp. ("AmeriFed") of Joliet, Illinois, which was accounted for as a purchase. On July 1, 1995, NBD acquired the $760 million asset Deerbank Corporation ("Deerbank") of Deerfield, Illinois which was accounted for as purchase. Accordingly, the historical income statement for NBD for the nine months ended September 30, 1995, includes the operations of AmeriFed and Deerbank since their respective dates of acquisition. With respect to the following pro forma condensed combined financial statements, the historical income statements for NBD were not restated to otherwise include amounts for AmeriFed and Deerbank as such acquisitions are not considered material.

                         FIRST CHICAGO NBD CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995
                                  (UNAUDITED)

The following pro forma condensed combined balance sheet as of September 30, 1995, is presented to show the impact on NBD's historical financial condition of the merger with First Chicago. The Merger has been reflected under the pooling-of-interests method of accounting.

FIRST CHICAGO NBD CORPORATION
PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER  30, 1995
(IN MILLIONS)

                                                                  NBD     FIRST CHICAGO  PRO FORMA  PRO FORMA
                                                            (AS REPORTED) (AS REPORTED) ADJUSTMENTS  FCNBD
-------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks-noninterest bearing . . . . . . .        $ 2,540     $ 3,808                $ 6,348
Due from banks-interest bearing   . . . . . . . . . . . .            669       9,633                 10,302
Federal funds sold and securities under
  resale agreements . . . . . . . . . . . . . . . . . . .            210      14,034                 14,244
Trading account assets  . . . . . . . . . . . . . . . . .            205       7,911                  8,116
Derivative product assets . . . . . . . . . . . . . . . .             53       7,928                  7,981
Investment securities . . . . . . . . . . . . . . . . . .          9,701       2,209                 11,910
Loans   . . . . . . . . . . . . . . . . . . . . . . . . .         33,413      27,663                 61,076
Allowance for credit losses . . . . . . . . . . . . . . .           (488)       (743)                (1,231)
Other assets  . . . . . . . . . . . . . . . . . . . . . .          2,199       3,304       (181)      5,322
-----------------------------------------------------------------------------------------------------------
      Total assets  . . . . . . . . . . . . . . . . . . .        $48,502     $75,747     $ (181)   $124,068
-----------------------------------------------------------------------------------------------------------
LIABILITIES
Deposits:
   Demand   . . . . . . . . . . . . . . . . . . . . . . .        $ 6,700     $ 6,585     $         $ 13,285
   Savings  . . . . . . . . . . . . . . . . . . . . . . .         12,373       7,413                 19,786
   Time   . . . . . . . . . . . . . . . . . . . . . . . .         10,199       5,757                 15,956
   Foreign offices  . . . . . . . . . . . . . . . . . . .          4,427      13,480                 17,907
-----------------------------------------------------------------------------------------------------------
      Total deposits  . . . . . . . . . . . . . . . . . .         33,699      33,235                 66,934
Short-term borrowings . . . . . . . . . . . . . . . . . .          6,941      25,406                 32,347
Long-term debt  . . . . . . . . . . . . . . . . . . . . .          3,111       2,274                  5,385
Derivative product liabilities  . . . . . . . . . . . . .             47       7,562                  7,609
Other liabilities . . . . . . . . . . . . . . . . . . . .            950       2,566        (28)      3,488
-----------------------------------------------------------------------------------------------------------
      Total liabilities   . . . . . . . . . . . . . . . .         44,748      71,043        (28)    115,763

STOCKHOLDERS' EQUITY
Preferred stock . . . . . . . . . . . . . . . . . . . . .             --         491                    491
Common stock  . . . . . . . . . . . . . . . . . . . . . .            161         467       (467)        321
                                                                                            160
Surplus . . . . . . . . . . . . . . . . . . . . . . . . .            538       1,714     (1,714)      2,277
                                                                                          1,739
Retained earnings . . . . . . . . . . . . . . . . . . . .          3,178       2,313       (153)      5,338
Other . . . . . . . . . . . . . . . . . . . . . . . . . .            (52)          1                    (51)
-----------------------------------------------------------------------------------------------------------
      Total . . . . . . . . . . . . . . . . . . . . . . .          3,825       4,986       (435)      8,376
      Less: Treasury stock  . . . . . . . . . . . . . . .             71         282       (282)         71
      Stockholders' equity  . . . . . . . . . . . . . . .          3,754       4,704       (153)      8,305
-----------------------------------------------------------------------------------------------------------
      Total liabilities and  stockholders' equity . . . .        $48,502     $75,747     $ (181)   $124,068
-----------------------------------------------------------------------------------------------------------

See accompanying notes to unaudited pro forma condensed combined financial statements.

FIRST CHICAGO NBD CORPORATION
PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR NINE MONTHS ENDED SEPTEMBER 30, 1995
(IN MILLIONS, EXCEPT PER SHARE DATA)

UNAUDITED

                                                                          NBD     FIRST CHICAGO    PRO FORMA
                                                                     (AS REPORTED)(AS REPORTED)     FCNBD
---------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans  . . . . . . . . . . . . . . . . . . .      $2,069.3     $1,792.8       $3,862.1
Interest on federal funds sold and securities under resale
   agreements   . . . . . . . . . . . . . . . . . . . . . . . . .           7.9        708.6          716.5
Interest on trading account assets  . . . . . . . . . . . . . . .           5.9        328.9          334.8
Interest on investment securities . . . . . . . . . . . . . . . .         577.4         67.1          644.5
Other interest income . . . . . . . . . . . . . . . . . . . . . .          33.3        432.9          466.2
-----------------------------------------------------------------------------------------------------------
      Total   . . . . . . . . . . . . . . . . . . . . . . . . . .       2,693.8      3,330.3        6,024.1

INTEREST EXPENSE
Interest on deposits  . . . . . . . . . . . . . . . . . . . . . .         928.1        989.3        1,197.4
Interest on short-term borrowings . . . . . . . . . . . . . . . .         339.3      1,114.0        1,453.3
Interest on long-term debt  . . . . . . . . . . . . . . . . . . .         142.6        136.8          279.4
-----------------------------------------------------------------------------------------------------------
      Total . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,410.0      2,240.1        3,650.1
NET INTEREST INCOME . . . . . . . . . . . . . . . . . . . . . . .       1,283.8      1,090.2        2,374.0
Provision for credit losses . . . . . . . . . . . . . . . . . . .          65.2        235.0          300.2
-----------------------------------------------------------------------------------------------------------
Net Interest Income After Provision for Credit Losses . . . . . .       1,218.6        855.2        2,073.8

NONINTEREST INCOME
Equity securities gains . . . . . . . . . . . . . . . . . . . . .            --        181.2          181.2
Investment securities gains . . . . . . . . . . . . . . . . . . .           3.2           --            3.2
Credit card fee revenue . . . . . . . . . . . . . . . . . . . . .          31.1        640.7          671.8
Other noninterest income  . . . . . . . . . . . . . . . . . . . .         392.7        694.9        1,087.6
-----------------------------------------------------------------------------------------------------------
      Total   . . . . . . . . . . . . . . . . . . . . . . . . . .         427.0      1,516.8        1,943.8

NONINTEREST EXPENSE
Salaries and employee benefits  . . . . . . . . . . . . . . . . .         549.9        710.6        1,260.5
Occupancy and equipment expense . . . . . . . . . . . . . . . . .         158.3        208.7          367.0
Other noninterest expense . . . . . . . . . . . . . . . . . . . .         278.6        549.0          827.6
-----------------------------------------------------------------------------------------------------------
      Total   . . . . . . . . . . . . . . . . . . . . . . . . . .         986.8      1,468.3        2,455.1

INCOME BEFORE INCOME TAXES  . . . . . . . . . . . . . . . . . . .         658.8        903.7        1,562.5
Applicable income taxes . . . . . . . . . . . . . . . . . . . . .         224.9        314.0          538.9
-----------------------------------------------------------------------------------------------------------
Income from Continuing Operations . . . . . . . . . . . . . . . .        $433.9      $ 589.7       $1,023.6
-----------------------------------------------------------------------------------------------------------
COMMON SHARE DATA
Income from continuing operations
Primary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 6.16       $ 2.73         $ 3.07
Fully diluted . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 6.00       $ 2.72         $ 3.03
WEIGHTED AVERAGE SHARES
Primary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          90.9        159.2          323.8
Fully diluted . . . . . . . . . . . . . . . . . . . . . . . . . .          94.8        159.5          331.2
-----------------------------------------------------------------------------------------------------------

See accompanying notes to unaudited pro forma condensed combined financial statements.

FIRST CHICAGO NBD CORPORATION
PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR NINE MONTHS ENDED SEPTEMBER 30, 1994
(IN MILLIONS, EXCEPT PER SHARE DATA)

UNAUDITED

                                                                         NBD      FIRST CHICAGO    PRO FORMA
                                                                     (AS REPORTED)(AS REPORTED)     FCNBD
---------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans  . . . . . . . . . . . . . . . . . . .      $1,511.3     $1,384.8       $2,896.1
Interest on federal funds sold and securities under resale
   agreements   . . . . . . . . . . . . . . . . . . . . . . . . .           5.7        400.0          405.7
Interest on trading account assets  . . . . . . . . . . . . . . .           4.3        191.8          196.1
Interest on investment securities . . . . . . . . . . . . . . . .         556.1         48.7          604.8
Other interest income . . . . . . . . . . . . . . . . . . . . . .          24.2        255.3          279.5
-----------------------------------------------------------------------------------------------------------
      Total   . . . . . . . . . . . . . . . . . . . . . . . . . .       2,101.6      2,280.6        4,382.2

INTEREST EXPENSE
Interest on deposits  . . . . . . . . . . . . . . . . . . . . . .         618.5        540.7        1,159.2
Interest on short-term borrowings . . . . . . . . . . . . . . . .         192.2        616.4          808.6
Interest on long-term debt  . . . . . . . . . . . . . . . . . . .          88.5        125.7          214.2
-----------------------------------------------------------------------------------------------------------
      Total   . . . . . . . . . . . . . . . . . . . . . . . . . .         899.2      1,282.8        2,182.0

NET INTEREST INCOME . . . . . . . . . . . . . . . . . . . . . . .       1,202.4        997.8        2,200.2
Provision for credit losses . . . . . . . . . . . . . . . . . . .          31.9        148.0          179.9
-----------------------------------------------------------------------------------------------------------
Net Interest Income After Provision for Credit Losses . . . . . .       1,170.5        849.8        2,020.3

NONINTEREST INCOME
Equity securities gains . . . . . . . . . . . . . . . . . . . . .            --        158.1          158.1
Investment securities gains (losses)  . . . . . . . . . . . . . .           1.0         (1.1)          (0.1)
Credit card fee revenue . . . . . . . . . . . . . . . . . . . . .          28.1        597.3          625.4
Other noninterest income  . . . . . . . . . . . . . . . . . . . .         380.2        631.5        1,011.7
-----------------------------------------------------------------------------------------------------------
      Total   . . . . . . . . . . . . . . . . . . . . . . . . . .         409.3      1,385.8        1,795.1

NONINTEREST EXPENSE
Salaries and employee benefits  . . . . . . . . . . . . . . . . .         537.2        645.4        1,182.6
Occupancy and equipment expense . . . . . . . . . . . . . . . . .         155.4        223.2          378.6
Other noninterest expense . . . . . . . . . . . . . . . . . . . .         284.5        567.9          852.4
-----------------------------------------------------------------------------------------------------------
      Total   . . . . . . . . . . . . . . . . . . . . . . . . . .         977.1      1,436.5        2,413.6

Income Before Income Taxes  . . . . . . . . . . . . . . . . . . .         602.7        799.1        1,401.8
Applicable income taxes . . . . . . . . . . . . . . . . . . . . .         196.9        282.8          479.7
-----------------------------------------------------------------------------------------------------------
Income from Continuing Operations . . . . . . . . . . . . . . . .       $ 405.8      $ 516.3       $  922.1
-----------------------------------------------------------------------------------------------------------
COMMON SHARE DATA
Income from continuing operations
Primary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 2.54       $ 5.29         $ 2.73
Fully diluted . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 2.53       $ 5.17         $ 2.69

WEIGHTED AVERAGE SHARES
Primary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         159.7         89.7          322.1
Fully diluted . . . . . . . . . . . . . . . . . . . . . . . . . .         161.5         93.5          330.7
-----------------------------------------------------------------------------------------------------------

See accompanying notes to unaudited pro forma condensed combined financial statements.

                         FIRST CHICAGO NBD CORPORATION
                          NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

a) The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. It is anticipated that the Merger will be consummated in the fourth quarter of 1995.

b) The Corporation has reviewed its accounting policies in light of those employed by First Chicago. At this time, it is not expected that conformance of such accounting policies will have a material impact on the pro forma condensed combined financial statements.

c) Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and statements of income to conform statement presentations. Transactions conducted in the ordinary course of business between the two companies are immaterial, and accordingly, have not been eliminated.

d) Pro forma adjustments to common shares and surplus at September 30, 1995, reflect the Merger accounted for as a pooling-of-interests, through the
   exchange of 159.8 million shares of FCNBD common stock (using the   common
   exchange ratio of 1.81) for the 88.3 million outstanding shares of First Chicago.

   The pro forma entries are displayed below (in millions):

          Debit-- Common stock (First Chicago)  . . . . . . . .       $  467
          Debit-- Common surplus (First Chicago)  . . . . . . .        1,714
                  Credit-- Treasury stock (First Chicago)   . .                $  282
                  Credit-- Common stock (FCNBD)   . . . . . . .                   160
                  Credit-- Common surplus (FCNBD)   . . . . . .                 1,739


e) A pro forma entry of $181 million was made to reclassify the Corporation's deferred tax receivable from other assets to other liabilities.

f) As of September 30, 1995, the Corporation and First Chicago were approximately 50% completed with the plan to repurchase in the aggregate approximately $300 million worth of the Corporation's and First Chicago's common stock prior to the consummation of the Merger. The pro forma condensed combined balance sheet does not include the impact of the remaining shares anticipated to be repurchased, prior to the consummation of the Merger.

g) Income per share data has been computed based on the combined historical income from continuing operations applicable to common stockholders of the Corporation and First Chicago using the historical weighted average number of outstanding shares of the Corporation's common stock and the historical weighted average number of outstanding shares of First Chicago's common stock adjusted to equivalent shares of FCNBD's common stock, as of the earliest period presented.

h) The pro forma condensed combined financial statements do not include the anticipated cost savings in connection with the Merger. It is estimated, however, that approximately $200 million in pre-tax annualized cost savings ($126 million after-tax) will be realized by the combined company in 1997. Reductions resulting from elimination of the overlap in Chicago-area retail branch expense constitute the largest component. Product synergies in the large corporate and middle markets, and staff and functional areas, also provide additional expense reduction opportunities.

i) The Financial Accounting Standards Board, in conjunction with the finalization of their implementation guide relating to SFAS #115-- "Accounting for Certain Investments in Debt and Equity Securities"-- has given registrants an opportunity to assess the classification of their existing investment securities portfolio between the held-to-maturity and available-for-sale classifications.

   In conjunction with this guidance, as well as in accordance with the combined company's existing interest rate risk position, it is anticipated that a significant portion of the companies' investment securities currently classified as held-to-maturity will be transferred to the available-for-sale classification.

   If subsequent sales of such securities occur as part of this overall process, such sales would not preclude accounting for the combination as a pooling of interests in accordance with either EITF Abstracts, Topic No. D-40, or paragraph 8(c) of SFAS #115, which represents an exception to paragraph 48(c) of APB Opinion #16. Based on current market conditions, it is not expected that any such sales would result in any material probable losses that would require an adjustment to the pro forma financial statements.

   Any transfers of securities are anticipated to occur in the fourth quarter of 1995 and will be accounted for in accordance with SFAS #115.

j) A liability of $225 million has been recorded in the unaudited pro forma condensed combined balance sheet to reflect the Corporation's and First Chicago's current estimate of merger and restructuring related charges in connection with the attainment by 1997 of annualized pre-tax cost savings of approximately $200 million. This resulted in a $153 million after-tax charge to retained earnings in the unaudited pro forma condensed combined balance sheet.


   The pro forma entries are displayed below (in millions):

           Debit--Retained earnings   . . . . . . . .  $153
           Debit--Other liabilities-taxes payable . .    72
              Credit--Other liabilities-reserve . . .                 $225

   It is anticipated that substantially all of these charges will be paid within a 12-15 month time frame subsequent to the Merger. This charge has been excluded from the pro forma condensed combined income statement due to its nonrecurring nature. The following table provides details of the estimated pre-tax charges (in millions).

                                                                          AMOUNT
                                                                          ------
         Personnel                                                        $  150
         Facilities and equipment                                             45
         Other Merger expenses                                                30
                                                                          ------
                                                                          $  225
                                                                          ======

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

   Personnel-related costs reflect severance and assistance costs for separated employees. Facilities costs consist of lease termination costs and other facilities-related exit costs arising from the closing of duplicate branch facilities and from the consolidation of duplicate headquarters and operational facilities. Equipment costs consist of computer equipment and software write-offs due to duplication or incompatibility. The reserve will be established in compliance with Emerging Issues Task Force Issue #94-3.

   Substantially all of the personnel-related costs represent employee severance costs. An estimate of staff reductions totals 1,700 coming primarily from the overlap in the Chicago retail banking business, product synergies in the large corporate and middle market businesses, as well as from staff and administrative support functions. The contemplated timeframe for completion of these actions is a 12 to 15 month period subsequent to the Merger.

   Other merger-related costs include investment banking fees, securities registration and filing fees, as well as accounting, legal and other related costs. Investment banking fees, estimated at $12 million, represent the largest component of such costs.



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